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                                                                Exhibit 10(v)


                             STOCK PLEDGE AGREEMENT


               THIS STOCK PLEDGE AGREEMENT ("Agreement"), dated as of June 6, 1997, between REGENT COMMUNICATIONS, INC. (formerly known as JS COMMUNICATIONS, INC.) (the "Pledgor") and CITICASTERS CO., an Ohio corporation ("Pledgee").


                              W I T N E S S E T H

         WHEREAS, Pledgor owns all the shares of Regent Broadcasting of San Diego, Inc., a Delaware corporation (the "Company"); and

         WHEREAS, the Company has delivered to Pledgee a Promissory Note of even date in the principal amount of no more than $6,000,000 (the "Note"); and

         WHEREAS, contemporaneously with the execution of this Agreement, Pledgor is delivering to Pledgee a Continuing Guaranty Agreement ("Guaranty") whereby Pledgor guarantees the Company's obligations to Pledgee under the Agreements (as that term is defined in the Guaranty); and

         WHEREAS, Pledgee is unwilling to accept the Guaranty unless this Agreement is executed and delivered by Pledgor.

         NOW, THEREFORE, the parties agree as follows:

         1. DEFINITIONS. Initially capitalized terms used herein which are defined in the Note shall have the meanings assigned to them therein, unless the context otherwise requires or unless otherwise defined herein. As used herein, "Obligations" refers to the obligations of Pledgor to Pledgee arising under the Guaranty.

         2. PLEDGE. The Pledgor pledges, mortgages, assigns, transfers, delivers, deposits, sets over and confirms as a first priority pledge to the Pledgee and its successors and assigns all of Pledgor's stock of the Company (the "Securities") as collateral security for payment and performance by the Pledgor of the Obligations. Certificates representing the Securities, accompanied by proper instruments of assignment duly executed in blank by the Pledgor, are concurrently delivered to the Pledgee.

         3. REPRESENTATIONS AND WARRANTIES. The Pledgor represents and warrants to the Pledgee that:

                  (a) As of the date hereof, the Pledgor is the sole holder of record and the sole beneficial owner of the Securities, free and clear of any security interest, pledge, or other lien or encumbrance (collectively, "Lien") thereon or affecting the title thereto;


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                  (b)      The Securities have been duly issued, are fully paid
                           and non-assessable, and the Pledgor has the right and requisite authority to pledge, mortgage, assign, transfer, deliver, deposit, set over and confirm the Securities to the Pledgee as provided herein; and

                  (c) Pledgor has obtained all permits, consents, approvals, authorizations or other orders of any person, corporation, partnership, trust, governmental entity, or other entity required for the execution and delivery of this Agreement or the delivery of the Securities to the Pledgee as provided herein.

         4. PLEDGOR RIGHTS. Unless and until an Event of Default shall have occurred and be continuing:

                  (a) The Pledgor shall have the right, from time to time, to vote and give consents with respect to the Securities for all purposes not inconsistent with the provisions of this Agreement; and

                  (b) The Pledgor shall be entitled, from time to time, to collect and receive for his own use all cash dividends paid on the Securities.

         5. COVENANTS. The Pledgor covenants and agrees that until payment in full of all the Obligations:

                  (a) Without the prior written consent of the Pledgee, Pledgor will not sell, assign, transfer, mortgage, pledge or otherwise encumber any of Pledgor's rights in or to the Securities or grant a Lien in any therein.

                  (b) The Pledgor, at Pledgor's expense, will obtain, execute, acknowledge and deliver all such instruments and take all such action necessary (or as the Pledgee from time to time may request) in order to ensure the Pledgee shall have and retain the benefits of the first priority Lien in and the security intended to be created by this Agreement.

         6. EVENTS OF DEFAULT. The following shall each constitute an "Event of Default" under this Agreement:

                  (a)       The occurrence of an Event of Default under either
                            (i) the Note, or (ii) the Guaranty;


                  (b) Failure by the Pledgor to observe and perform any covenant, condition, or agreement on the Pledgor's part to be observed or performed under this Agreement; or

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                  (c)      Failure of any representation or warranty of the
                           Pledgor contained in this Agreement to be true in any material respect when given.

         7. FCC COMPLIANCE. In the event that the Pledgee elects to exercise its remedies upon an Event of Default as contemplated by Section 6 hereof or under any other provision of this Agreement, the Pledgee shall comply in all material respects with the Communications Act of 1934, as amended, and all applicable rules and regulations of the Federal Communications Commission ("FCC"), including, without limitation, obtaining any required consent or approval of the FCC prior to the exercise of such remedies. Pledgor shall cooperate and otherwise use its best efforts to cause any such required consent or approval to be granted.

         8. REMEDIES. Upon the occurrence and during the continuation of an Event of Default, then in addition to the rights and remedies of Pledgee pursuant to the terms and provisions of the asset purchase agreement entered into between JS Communications, Inc. and Pledgee dated April 16, 1997 (the "Purchase Agreement"), the Pledgee (personally or through an agent) is hereby authorized and empowered at its election, to transfer and register in its name or in the name of its nominee the whole or any part of the Securities, to exercise the voting rights with respect thereto, to collect and receive all cash dividends and other distributions made thereon, to sell in one or more sales after seven (7) days' notice (which notice the Pledgor agrees is commercially reasonable), the whole or any part of the Securities and to otherwise act with respect to the Securities as though the Pledgee was the outright owner thereof, the Pledgor hereby irrevocably constituting and appointing the Pledgee as the proxy and attorney-in-fact of the Pledgor, with full power of substitution to do so. Any sale may be either for cash or upon credit or for future delivery at such price as the Pledgee may deem fair, and the Pledgee may be the purchaser of the whole or any part of the Securities so sold and hold the same thereafter in its own right free from any claim of the Pledgor or any right of redemption. Each sale shall be made to the highest bidder, but the Pledgee reserves the right to reject any and all bids at such sale which, in its sole discretion, it shall deem inadequate. Demands of performance, except as otherwise herein specifically provided for, notices of sale, advertisements and the presence of property at sale are hereby waived and any sale hereunder may be conducted by an auctioneer or any officer or agent of the Pledgee.

         9. WAIVER. No delay on the Pledgee's part in exercising any power of sale, lien, option or other right hereunder, and no notice or demand which may be given to or made upon the Pledgor by the Pledgee with respect to any power of sale, lien, option or other right hereunder, shall constitute a waiver thereof, or limit or impair the Pledgee's right to take any action or to exercise any power of sale, lien, option, or any other right hereunder, without notice or demand, or prejudice the Pledgee's rights as against the Pledgor in any respect.


         10. TERMINATION. Upon payment and performance in full of all of the Obligations, the Pledgee shall deliver to the Pledgor the Securities at the time subject to this Agreement and all instruments of assignment executed in connection therewith, free and clear of the lien hereof and except as otherwise provided herein, all of the Pledgor's obligations hereunder shall, upon such payment in full, terminate.


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         11.      MISCELLANEOUS.
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                  (a)    Any notices under or pursuant to this Agreement
                         shall be deemed duly sent when delivered in accordance with the terms of the Purchase Agreement. Either party may change such address by sending notice of the change to the other party. This Agreement may be executed in any number of counterparts, which shall, collectively and separately, constitute one agreement. All acts and transactions hereunder and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the domestic laws of the Commonwealth of Kentucky. Any action brought pursuant to this Agreement must be brought and prosecuted as to all parties in, and each of the parties hereby consents to service of process, personal jurisdiction, and venue in the state and Federal courts of general jurisdiction located in Kenton County, Kentucky.

                  (b) This Agreement shall be binding upon the Pledgor and the Pledgor's heirs and assigns, and shall inure to the benefit of, and be enforceable by, the Pledgee and its successors, transferees and assigns; provided, however, that the Pledgor may assign this Agreement only after obtaining the written consent of the Pledgee. The Pledgee may freely assign its rights under this Agreement None of the terms or provisions of this Agreement may be waived, altered, modified or amended except in writing duly signed for and on behalf of the Pledgee and the Pledgor.


         IN WITNESS WHEREOF, the parties hereto have caused this Stock Pledge Agreement to be duly executed as of the date first above written.


                                      CITICASTERS CO.

                                      By:      _________________________________

                                      Title:   _________________________________




                                      REGENT COMMUNICATIONS, INC.

                                      By:      _________________________________

                                      Title:   _________________________________


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COMMONWEALTH OF KENTUCKY                             )
                                                     )  ss:
COUNTY OF KENTON                                     )

         The foregoing instrument was acknowledged before me this ___ day of _______, 1997, by _______________ for Citicasters Co.


                                    ------------------------------------
                                     Notary Public



COMMONWEALTH OF KENTUCKY                             )
                                                     ) ss:
COUNTY OF KENTON                                     )

         The foregoing instrument was acknowledged before me this ___day of __________, 1997, by _________________________ for Regent Communications, Inc.


                                      -----------------------------------
                                       Notary Public




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